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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                      PURSANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported): September 26, 1997




                            ROMAC INTERNATIONAL, INC.
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             (Exact name of registrant as specified in its charter)



          Florida                      0-26058                   59-3264661
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(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
     of Incorporation)                                       Identification No.)


            120 West Hyde Park Place, Suite 150, Tampa, Florida 33606
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               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (813)-251-1700




                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)


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         This Report on Form 8-K contains forward-looking statements within the meaning of that term in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Additional written or oral forward-looking statements may be made by the Company from time to time, in filings with the Securities Exchange Commission or otherwise. Statements contained herein that are not historical facts are forward-looking statements made pursuant to the safe harbor provisions described above. Forward-looking statements may include, but are not limited to, projections of revenues, income or losses, capital expenditures, plans for future operations, the elimination of losses under certain programs, financing needs or plans, compliance with financial covenants in loan agreements, plans for sale of assets or businesses, plans relating to products or services of the Company, assessments of materiality, predictions of future events, and the effects of pending and possible litigation, as well as assumptions relating to the foregoing. In addition, when used in this discussion, the words "anticipates," "estimates," "expects" "interests," "plans" and variations thereof and similar expressions are intended to identify forward-looking statements.

         Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified based on current expectations. Consequently, future events and actual results could differ materially from those set forth in, contemplated by, or underlying the forward-looking statements contained herein. Readers are cautioned not to place undue reliance on any forward-looking statements contained herein, which speak only as of the date hereof. The Company undertakes no obligation to publicly release the result of any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unexpected events.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

         On September 26, 1997, Romac International, Inc. ("Romac") consummated the purchase of substantially all of the assets of Sequent Associates, Inc. ("Sequent") pursuant to an Asset Purchase Agreement ("the Agreement").
Sequent, a California corporation, is a business engaged in providing contract personnel specializing in information technology professionals. The purchase price was approximately $20.3 million, and was determined through arms-length negotiations by the parties. The purchase price is subject to adjustment upon attainment of certain operating results. The purchase price is also subject to certain indemnity obligations contained in the Agreement. The transaction was financed with the proceeds of Romac's May 1996 common stock offering, which have been invested in short-term government securities since the time of such offering and Romac's Revolving Line of Credit Loan Agreement with NationsBank, N.A.


         The foregoing is subject to the actual provisions of the Agreement, which is incorporated herein by reference.



ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED. It is impracticable to provide the financial statements relative to the acquired business described in
Item 2 at the time this report on Form 8-K is filed. The Registrant intends to file the required financial statements as soon as practicable, but no later than 60 days from the date of this filing.

         (b) PRO FORMA FINANCIAL INFORMATION. It is impracticable to provide the pro forma financial information relative to the acquired business described in
Item 2 at the time this report on Form 8-K is filed. The Registrant intends to file the required pro forma financial information as soon as practicable, but no later than 60 days from the date of this filing.

         (c)  EXHIBITS.

         Exhibit Number                       Description
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                  2.1      Asset Purchase Agreement between Romac International,
                           Inc. and the Sellers of Sequent Associates, Inc.



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                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                  ROMAC INTERNATIONAL, INC.
                                      (Registrant)



                                  By:  /s/ Thomas M. Calcaterra
                                       --------------------------------
                                       Thomas M. Calcaterra,
                                       Chief Financial Officer and
                                       Secretary


                                  Date:   October 9, 1997